Exhibit 99.1

     INNOTRAC CORPORATION ANNOUNCES 2004 FOURTH QUARTER AND YEAR END RESULTS

    ATLANTA, March 30 /PRNewswire-FirstCall/ -- Innotrac Corporation (Nasdaq:
INOC) announced financial results today for the fourth quarter and fiscal year ended December 31, 2004. For the three months ended December 31, 2004, the Company reported revenues of $20.9 million versus $20.2 million reported in the comparable period in 2003, an increase of 3.3%. The Company generated $1.7 million in cash flows from operations for the quarter. Earnings per share for the three months ended December 31, 2004 was breakeven versus a loss of $0.89 in the comparable period of 2003.

    For the year ended December 31, 2004, the Company recorded revenues of $78.3 million, an increase of 4.8% over the $74.7 million reported in the year ended December 31, 2003. Innotrac produced $9.9 million in cash flows from operations for 2004 compared to $3.8 million produced in 2003. Net income for 2004 was $110,000 or $.01 per share, compared to a net loss of $12.0 million or $1.04 per share in 2003.

    "Innotrac's 2004 financial results reflect the Company's progress towards achieving management's strategic objectives. On a year-over-year basis, we grew revenue, maintained gross margins above fifty percent, reduced SG&A expenses on both a dollar and percentage basis and drove strong cash flows from operations," stated Scott D. Dorfman, President and Chief Executive Officer.

    Conference Call
    Innotrac Corporation will hold a conference call to discuss this release this evening, March 30, 2005 at 5:00 PM Eastern Standard Time. Investors can listen to the conference call live by dialing 1-877-569-0972 (Conference ID:
4654084) or by logging on to http://www.innotrac.com and clicking on "Webcasts and Presentations" in the "Company" section. The Webcast will be archived and available at the same Web address. Additionally, audio playback will be available at 1-800-642-1687 (Conference ID: 4654084).

    About Innotrac
    Innotrac Corporation, founded in 1984 and based in Atlanta, Georgia, is a full-service fulfillment and logistics provider serving enterprise clients and world-class brands. The Company employs sophisticated order processing and warehouse management technology and operates eight fulfillment centers and two call centers in six cities spanning all time zones across the continental United States. For more information about Innotrac, visit the Innotrac Web site, http://www.innotrac.com .

    Information contained in this press release, other than historical information, may be considered forward-looking in nature and is subject to various risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on Innotrac's operating results, performance or financial condition are competition, the demand for Innotrac's services, Innotrac's ability to retain its clients, the state of the telecommunications industry in general, Innotrac's ability to maintain profit margins in the face of pricing pressures and numerous other factors discussed in Innotrac's 2004 Annual Report on Form 10-K and other filings on file with the Securities and Exchange Commission.

                              INNOTRAC CORPORATION
                 Condensed Consolidated Statements of Operations
                    (in thousands, except per share amounts)

                                         Three Months Ended            Twelve Months Ended
                                             December 31,                   December 31,
                                             (Unaudited)                    (Audited)
                                     ---------------------------   ---------------------------
                                         2004           2003           2004           2003
                                     ------------   ------------   ------------   ------------
Revenues                             $     20,889   $     20,230   $     78,322   $     74,740

Cost of revenues                           11,254          9,451         37,925         35,157
    Gross profit                            9,635         10,779         40,397         39,583
Operating expenses:
    Selling, general and
        administrative expenses             8,227         10,082         34,800         36,444
    Special charges                             -              -              -            (30)
    Depreciation and amortization           1,297          1,333          5,202          5,622
        Total operating expenses            9,524         11,415         40,002         42,036
Operating income (loss)                       111           (636)           395         (2,453)
    Interest expense                           51            160            285            741
    Other                                       -             19              -             15
        Total other expense                    51            179            285            756
Income (loss) before income taxes              60           (815)           110         (3,209)
    Income tax (benefit)                        -          9,632              -          8,772
Net income (loss)                    $         60   $    (10,447)  $        110   $    (11,981)

Earnings per share:
    Basic                            $       0.01   $      (0.89)  $       0.01   $      (1.04)
    Diluted                          $       0.00   $      (0.89)  $       0.01   $      (1.04)

Weighted average shares
 outstanding:
    Basic                                  11,930         11,678         11,865         11,542
    Diluted                                12,473         11,678         12,522         11,542

Note: These statements should be read in conjunction with the Company's Form 10-K filed with the Securities and Exchange Commission on March 31, 2005.

                                INNOTRAC CORPORATION
                        Condensed Consolidated Balance Sheets
                                   (in thousands)

                                              December 31,   December 31,
                                                  2004           2003
                                              ------------   ------------
                                               (Audited)       (Audited)
               ASSETS
Current Assets:
     Cash                                     $      1,377   $      2,228
     Accounts receivable (net of
      allowance for doubtful accounts
      of $1,624 at December 31,
      2004 and $1,696 at December 31, 2003)         18,405         15,682
     Inventory                                       2,662         10,896
     Prepaid expenses and other                      1,986            915
           Total current assets                     24,430         29,721

 Property and equipment, net                        12,499         14,750
 Goodwill                                           25,169         25,169
 Other assets, net                                   1,275          1,322

            Total assets                      $     63,373   $     70,962

      LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Accounts payable                         $      6,023   $      5,738
     Accrued expenses and other                      2,630          2,577
     Line of credit                                  3,063         11,802
           Total current liabilities                11,716         20,117

Noncurrent Liabilities:
     Other non-current liabilities                   1,098          1,083
           Total noncurrent liabilities              1,098          1,083

           Total shareholders' equity               50,559         49,762

           Total liabilities and
            shareholders' equity              $     63,373   $     70,962

Note: These statements should be read in conjunction with the Company's Form 10-K filed with the Securities and Exchange Commission on March 31, 2005.

                              INNOTRAC CORPORATION
                 Condensed Consolidated Statements of Cash Flows
                                 (in thousands)

                                             Three Months Ended           Twelve Months Ended
                                                 December 31,                  December 31,
                                                 (Unaudited)                    (Audited)
                                         ---------------------------   ---------------------------
                                             2004           2003           2004           2003
                                         ------------   ------------   ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                        $         60   $    (10,447)  $        110   $    (11,981)
Adjustments to net loss:
   Depreciation and amortization                1,297          1,333          5,202          5,622
   Loss on impairment or disposal of
    fixed assets                                    -             21            106             22
   Deferred income taxes                            -          9,541              -          8,492
   Amortization of deferred
    compensation                                   16             18             84             72
   Changes in working capital:
      Accounts receivable, net                 (1,349)          (683)        (2,723)        (1,479)
      Inventory                                 1,949          4,743          8,234         13,202
      Prepaid assets and other                    386          1,280         (1,304)         1,338
      Accounts payable, accrued
       expenses and other                        (625)            60            192        (11,494)
   Cash provided by (used in)
    operating activities                        1,734          5,866          9,901          3,794

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures                             (650)          (163)        (2,762)        (1,182)
Acquisition of business, net of cash
 acquired                                           -              -              -           (181)
   Cash (used in) investing activities           (650)          (163)        (2,762)        (1,363)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowings (repayments) under line
 of credit                                     (1,285)        (5,188)        (8,740)        (2,570)
(Payment) of capital lease obligation             (18)           (19)           (82)          (119)
Loan commitment fees                                -              -            (15)           (31)
Exercise of employee stock options                140            547          1,133          1,556
Stock reacquired to settle employee
 stock bonus withholding tax
 obligation                                         -              -           (286)             -
Issuance of treasury stock                          -              -              -              -
   Cash (used in) provided by
    financing activities                       (1,163)        (4,660)        (7,990)        (1,164)

Net (decrease) increase in cash                   (79)         1,043           (851)         1,267
Cash, beginning of period                       1,456          1,185          2,228            961
Cash, end of period                      $      1,377   $      2,228   $      1,377   $      2,228


Note: These statements should be read in conjunction with the Company's Form 10-K filed with the Securities and Exchange Commission on March 31, 2005.

SOURCE  Innotrac Corporation
    -0-                             03/30/2005
    /CONTACT: Christine Herren, Senior Director and Controller of Innotrac Corporation, +1-678-584-4115, or cherren@innotrac.com /
    /Web site:  http://www.innotrac.com /